Exhibit 10.37

XG SCIENCES, INC.

SUBSCRIPTION AGREEMENT

Ladies/Gentlemen:

XG Sciences, Inc., a Michigan corporation (the "Company") is selling in this offering (this “Offering”) up to $24,000,000 in shares of its common stock, no par value per share, at $8 per share (the “Shares”) to investors pursuant to that certain registration statement on Form S-1, as filed with the Securities and Exchange Commission and effective as of _____________ __, 2016.

1.           Subscription.

1.1           The undersigned hereby subscribes for the number of Shares set forth on the signature page below at a purchase price of $8.00 per Share.

1.2           If the undersigned is paying with a check or money order, enclosed is a check or money order payable to the order of XG Sciences, Inc., in the amount set forth on the signature page below as payment in full of the total purchase price of the Shares subscribed for.

1.3           If the undersigned in paying by wire transfer, the understand shall effect a wire transfer in the amount set forth on the signature page below as payment in full of the total purchase price of the Shares subscribed for to the bank account set forth in and in accordance with the wire instructions detailed in Exhibit A.

1.4           The Company expects to utilize the subscription funds received from this Offering to fund general corporate expenses of approximately $11.44 million over the next two years, working capital increases of approximately $3.5 million, and to expand capacity. If the Company sells only 25% of the shares, it will use the majority of the net proceeds from the Offering to fund general corporate expenses.

2.           Subscriber’s Acknowledgments and Agreements.

The undersigned understands, acknowledges and agrees that:

2.1           This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion. The Company may also terminate the Offering at any time, and may increase or decrease the size of the offering at its sole discretion.

2.2           Except as provided under applicable securities laws, this subscription is and shall be irrevocable except that (a) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (b) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations).

2.3           No U.S. federal or state agency has made any finding or determination as to the fairness of the terms of this Offering. These securities have not been recommended or endorsed by any U.S. federal or state securities commission or regulatory agency.

2.4 The undersigned is aware that any resale inconsistent with the Securities Act of 1934, as amended (the “Securities Act”) may create liability on the undersigned’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such Shares unless registered under the Securities Act and applicable U.S. state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required.

2.5     The Company has made available to the undersigned (a) the Company’s Articles of Incorporation and Bylaws, each as amended to date (collectively, the “Company Organizational Documents”), (b) the Shareholder Agreement dated March 18, 2013, as amended on February 26, 2016 (as amended, the “Shareholder Agreement”), and (c) the Voting Agreement dated January 15, 2014 (the “Voting Agreement”). The undersigned also acknowledges that the undersigned has had a reasonable opportunity to examine the Company Organizational Documents, the Shareholder Agreement and the Voting Agreement. The undersigned further acknowledges and agrees that the undersigned will be bound by the Company Organizational Documents until such time as those agreements have been terminated according to their terms therein.

3.           Subscriber’s Representations and Warranties.

The undersigned hereby represents and warrants as follows:

3.1     The undersigned is acquiring the Shares for the undersigned’s own account for investment, not for the interest of any other person, not for resale to any other person and not with a view to or in connection with a sale or distribution.

3.2     The undersigned has sufficient knowledge and experience in financial and business matters so that he is capable of evaluating the merits and risks of an investment in the Shares and of protecting his interests in connection with such investment, or he has obtained the advice of an attorney, a certified public accountant, or an investment advisor registered under the Investment Advisors Act of 1940 or under the Michigan Uniform Securities Act of 2002, with respect to the merits and risks of an investment in the Shares and the protection of his interests.

3.3     The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this Offering. The Company has provided the undersigned with all documents requested and has provided answers to all of the undersigned’s questions relating to an investment in the Company. In addition, the undersigned has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

3.4     The undersigned is acquiring the Shares and has been furnished with the Company Organizational Documents, the Shareholder Agreement, the Voting Agreement and has access to the registration statement. The undersigned has not been furnished with any prospectus or other offering literature.

3.5     The undersigned understands that an investment in the Company is speculative and involves a high degree of risk, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of the Shares.

3.6     The undersigned understands that there is no market for the Shares, and it is not anticipated that such a market will develop.

3.7     If this Subscription Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity: the undersigned has been duly authorized to execute and deliver this Subscription Agreement and all other documents and instruments (if any) executed and delivered on behalf of such entity in connection with its purchase of Shares subscribed for.

3.8     The Company and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the undersigned. Accordingly, the foregoing representations and warranties and undertakings are made by the undersigned with the intent that they may be relied upon in determining his/her suitability as a purchaser. The undersigned agrees that such representations and warranties shall survive the acceptance of the undersigned as a purchaser, and the undersigned indemnifies and agrees to hold harmless, the Company and each other purchaser from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Subscription Agreement.

3.9     The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date the Company issues and sells Shares to the undersigned. If such representations and warranties shall not be true in any respect prior to such date, the undersigned will give prompt written notice of such fact to the Company.

4           Governing Law; Arbitration; Venue.

4.1     This Subscription Agreement and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Michigan applicable to agreements made and to be performed entirely within such State, without reference to such State's laws regarding the conflict of laws.

4.2     Any dispute or difference with respect to any matter arising out of or in connection with this Subscription Agreement and the Offering shall first be submitted for arbitration to the American Arbitration Association.

4.3     Any litigation arising hereunder shall be instituted only in Ingham County or the state courts of the State of Michigan sitting in Ingham County. All parties agree that venue shall be proper in Ingham County for all such legal or equitable proceedings.

4.4     Failure of any party to exercise any right or remedy under this Subscription Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

4.5     All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

4.6     The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

4.7     If any provision of this herein shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement or the validity or enforceability of this Subscription Agreement in any other jurisdiction.

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Date: _____________________________________________________________

Number of Shares Subscribed For: _______________________________________

Purchase Price Per Share: $8.00

Aggregate Purchase Price: $___________________________________________

_________________________

Taxpayer I.D. Number

As (check one) Individual _____ Tenants in

Common _____ Existing Partnership _____ Joint

Tenants _____ Corporation _____ Trust _____

Minor with Adult Custodian under UGMA _____

Subscriber’s name and business

address (please type or print)

____________________________

____________________________

_____________________________

__________________________

Signature of Subscriber

Capacity in which signed:

Subscriber’s mailing address

(if different than business address)

____________________________

____________________________

____________________________

____________________________

Taxpayer I.D. Number of Co-Subscriber

Co-Subscriber’s name and business

address (please type or print)

_____________________________

_____________________________

_____________________________

____________________________

Signature of Co-Subscriber

Co-Subscriber’s mailing address

(if different than business address)

_____________________________

_____________________________

_____________________________

Accepted:

XG SCIENCES, INC.

By:
Name:	Date:
Title:

EXHIBIT A

[COMPANY WIRE INSTRUCTIONS]